R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 1 Thermon Announces Acquisition of CCI Thermal October 4th, 2017

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 2 Disclaimer Cautionary Note Regarding Forward-Looking Statements This presentation and related investor conference call and press release contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 concerning Thermon, CCI, the proposed acquisition and other matters. All statements other than statements of historical fact are forward-looking statements, including, among others, statements we make regarding the intended acquisition of CCI, future revenues, future earnings, future cash flows, target leverage ratios, acquisition synergies, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on our future results of operations or financial conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of Thermon and CCI. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect and our actual results and financial condition may differ materially from the views expressed today. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) risks related to the acquisition of CCI, including integration risks and failure to achieve the anticipated benefits of the acquisition; (ii) changes in laws and regulations applicable to our business model; and (iii) changes in market conditions and receptivity to services and offerings; (iv) general economic conditions and cyclicality in the markets we serve; (v) future growth of energy and chemical processing capital investments; (vi) our ability to deliver existing orders within our backlog; (iv) our ability to bid and win new contracts; (vii) competition from various other sources providing similar products and services, or alternative technologies, to customers; (viii) changes in relevant currency exchange rates; (ix) potential liability related to our products as well as the delivery of products and services; (x) our ability to comply with the complex and dynamic system of laws and regulations applicable to international operations; (xi) our ability to protect data and thwart potential cyber attacks; (xii) a material disruption at any of our manufacturing facilities; (xiii) our dependence on subcontractors and suppliers; (xiv) our ability to attract and retain qualified management and employees, particularly in our overseas markets; (xv) our ability to continue to generate sufficient cash flow to satisfy our liquidity needs; (xvi) the extent to which federal, state, local and foreign governmental regulation of energy, chemical processing and power generation products and services limits or prohibits the operation of our business; and (xvii) other factors discussed in more detail under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, filed with the Securities and Exchange Commission on May 30, 2017. Any one of these factors or a combination of these factors could materially affect our financial condition, results of operations and cash flows and could influence whether any forward-looking statements contained in this release ultimately prove to be accurate. Any forward-looking statement made by us in this press release and in the related conference call is based only on information currently available to us and speaks only as of the date on which it is made. Our forward-looking statements are not guarantees of future performance and we undertake no obligation to publicly update any forward- looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, unless we are required to do so under applicable securities laws. Non-GAAP Financial Measures Disclosure in this release of "Adjusted EBITDA" and other "non-GAAP financial measures" as defined under the rules of the Securities and Exchange Commission (the "SEC"), are intended as supplemental measures of our financial performance that are not required by, or presented in accordance with, U.S. generally accepted accounting principles ("GAAP"). We believe these non-GAAP financial measures are meaningful to our investors to enhance their understanding of our financial performance and are frequently used by securities analysts, investors and other interested parties. These non-GAAP financial measures should be considered in addition to, not as substitutes for measures of financial performance reported in accordance with GAAP. For a description of how such non-GAAP financial measures reconcile to the most comparable GAAP measure, please see the table below.

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 3 LEADERSHIP Continue providing global industry leadership in our core competency areas, and establish this leadership position in new markets as we grow EXPANSION Expand our core businesses through providing complete solutions, while exploring new business opportunities in adjacent markets that leverage our core competencies INNOVATION Feed the Thermon innovation pipeline, investing in ideas and technologies that differentiate our offerings and best serve our customers CUSTOMERS Partner with our customers to learn their business, anticipate their needs, and provide solutions that solve their most challenging problems PEOPLE Our people have always come first at Thermon. We strive to attract, develop and retain our people and continue to feed their passion for excellence, reward hard work, and ensure their safety Thermon’s vision is to be the world’s leader in industrial process heating solutions “With passionate people dedicated to anticipating customer needs, we will safely deliver innovative solutions to improve our customer’s measures of success” Thermon’s mission is to provide safe, reliable and innovative mission-critical industrial process heating solutions that create value for our customers Vision Mission

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 4 Transaction Highlights TRANSACTION HIGHLIGHTS This acquisition creates the leading industrial process heating platform in attractive $800 million adjacent market Provides end market, product mix, and geographic diversification to better position Thermon to capitalize on future growth opportunities CAD $95 million FY17 sales with 24% EBITDA margin Both cash and GAAP accretive in the first 12 months; ROIC to exceed WACC in year 3 Expanded product line with enhanced engineering and technology capabilities that delivers a broader range of solutions to meet customer needs + MRO/UE sales at approximately 90% of revenues

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 5 Transaction Summary  Thermon to acquire CCI Thermal for CAD$ 258 million in cash on a cash- free, debt-free basis  Implied FY2018E TEV/EBITDA multiple of 8.2x including synergies  Approximately ~$2mm run-rate cost synergies Deal Considerations Timing & Approvals Financing Considerations  Unanimously approved by the boards of directors of both companies  No regulatory approvals required  Financing fully underwritten by JP Morgan  Expect to close FY Q3 2018  Funded with a $250 million 7-year senior secured term loan B  Pro forma net leverage at close of 3.4x  High cash-generating business will allow THR to comfortably operate the business while rapidly de- levering Deal Co si erations Timing & Appr vals Financing si erations

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 6 Compelling Strategic and Financial Benefit Expands markets and solutions for customers  CCI Thermal will strengthen our industrial process heating business, providing a platform for expansion and growth  Strong brands in new product categories with complementary blue chip industrial customer base  Diversifies end market exposure shifting mix toward natural gas and adding rail, nuclear, transit Platform for growth  Provides high quality, reliable products with best-in-class customer service model  Introduces CCI Thermal’s products to new geographies through Thermon global channels  Diversifies Thermon end markets through increasing natural gas and power exposure, and introducing transit and rail to our product mix Enhances profitability and financial profile  Added scale with additional CAD$95 million FY17 sales  Strong LTM Adj. EBITDA margin of ~24%  Like Thermon, CCI is characterized by low capital intensity and high margins; this acquisition improves free cash flow and cash flow conversion Platform for growth Expands markets and solutions for customers Enhances profitability and financial profile

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 7 CCI Thermal is a platform business well-positioned to consolidate a highly fragmented $800mm market Highlights:  CCI Thermal develops, designs, and manufactures advanced industrial heating and filtration solutions that serve clients around the world  Strong competitive advantage based on: ─ Ability to deliver high-quality, reliable products – including products servicing hazardous areas / classified locations ─ Best in-class customer service ─ Strong brand equity and large installed base Historical Performance (CAD$ millions) CCI Thermal – Company Overview Revenue by Geography1 North America (excl. CAN) 44% Canada 51% Other 5% Note: Based on FY ended July 31 1 Based on FY2016 2 Based on FY2017 $121.1 $85.2 $94.7 $96.7 $42.8 $16.1 $22.5 $23.0 35.3% 18.9% 23.7% 23.8% FY 2015 FY 2016 FY 2017 LTM 8/31 Gas 27% Electrical distribution 17% Transit / Rail 10% Power Generation 5% Other 16% General Industrial 8% Petrochem 11% Oil 7% Revenue by End Market2

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 8 Comp. A 11% CCI Thermal 11% Comp. B 10% Comp. C 9% Comp. D 8% Comp. E 8% Comp. F 7% Comp. G 7% Comp. H 4% Comp. I 4% Comp. J 3% Comp. K 1% Others 17% 1 Edmonton serves as headquarters and a manufacturing location North America Focused Footprint Tier I Player in Highly Fragmented Heavy Industrial Heating Market Longstanding Relationships with Diverse Customers Leadership Position in Attractive, Fragmented Niche Market Manufacturing location Size (sq ft) Edmonton, Canada 113,850 Oakville, Canada 99,281 Orillia, Canada 99,982 Denver 28,360 Houston 16,900 Total 358,373 North America footprint with and 2 facilities in the U.S. and 3 facilities in Canada Headquarters1 Manufacturing location

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 9  Extensive IP portfolio with 25 patents + 10 pending  Extensive portfolio of proprietary designs and 20 registered professional engineers  Numerous global certifications that will allow for immediate expansion into foreign markets  Industry-leading analysis and design competencies  In-house machining, blasting and painting, NDE testing, pressure and performance testing  High barrier to entry, high margin products Customized Engineering Solutions Intellectual Property and Rigorous R&D Processes / Projects Rigorous Quality & Approval Controls; Numerous Global Certifications Robust Simulation, Optimization & Analysis Practices Extensive In-House Manufacturing Capabilities CCI Thermal has the resources and experience to design and fabricate the most complex, customized heat products – which in turn supports the Company’s gross margin profile and market position Highly Differentiated and Defensible Market Position

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 10 Thermon’s global footprint provides a platform to significantly increase CCI Thermal’s sales internationally Access to Thermon’s Foreign Sales Channels will Provide Significant Uplift to CCI Thermal’s Business CCI Thermal Locations Size (sq ft) Edmonton, Canada 113,850 Oakville, Canada 99,281 Orillia, Canada 99,982 Denver 28,360 Houston 16,900 Total 358,373

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 11 Leading North American Brands CCI Thermal is known throughout the process heating industry for the fastest delivery of high quality, reliable products and best-in-class services Highly efficient heat transfer for rail track and switch equipment Gas Fired Blower Electric Hot Air Blower Snow Sensors Provides a wide variety of advanced gas and liquid filtration systems Fuel Gas Conditioning System Liquid Filter Separator Vapor Recovery Dryer Electric heaters engineered for industrial processes and environments Immersion Heater Corrosion-Resistant Washdown Heater Liquid Heat Transfer System Unit and convection heaters designed for rugged industrial applications Explosion-Proof Forced Air Heater Explosion-Proof Natural Convection Heater Explosion-Proof Electric Air Heater Market leading brand of high efficiency explosion-proof gas catalytic heaters. Explosion-Proof Gas Catalytic Heater Infrared Gas Catalytic Heater Compressed gas scrubbing systems

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 12 Capabilities Complement Our Process Heating Portfolio Thermon’s increased capabilities and global footprint will broaden our ability to deliver complete industrial process heating & thermal management solutions to our customers Transformer Power Distribution / Control Panel Conduit & Wire Heating Cable RTD/Temperature Sensor Thermal Insulation Communication Software Thermon Heat Tracing Systems CCI Thermal Process Heating Systems Thermon heat tracing uses advanced controls and communications platforms to heat external transfer lines to maintain process fluid temperature within specified ranges and then communicates that information back to the operator… …while CCI Thermal’s advanced heating products provide heat to process fluids at others stages in the process – and in other areas within a facility. This serves to broaden Thermon’s scope through a providing a broader set of solutions to the customer

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 13 20% 80% Combination Expands Market with Leading Platform Note: Represents Thermon internal estimates 11% 89% 17% 83% + $1.5 billion Addressable market $800 million $2.3 billion + = The addition of CCI Thermal expands Thermon’s addressable market by over 50% Design & supply of industrial electric heat trace systems Heavy industrial process heating equipment Combined Industrial Process Heating

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 14 Americas (ex. CAN) 45% Canada 16% EMEA & Russia 27% Asia 12% Americas (ex. CAN) 45% Canada 23% EMEA & Russia 22% Asia 10% Geography End market Oil 30% Other 6% Power 4% Oil 24% Gas 12% Other 8% Distribution 36% Petrochem/ Chemicals 16% Distribution 28% General Industrial 2% Transit/rail 2% Power Generation 4% Electrical 4% Chemicals 17% Gas 7% Combination Creates a Stronger Thermon Note: Based on results for the fiscal year ended March 31, 2017 Today Pro Forma MRO / UE vs. Greenfield Greenfield 39% MRO/UE 61% Greenfield 33% MRO/UE 67% Addressable Market Thermon 100% Thermon 65% CCI Thermal 35% $1.5 billion $2.3 billion

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 15 Transaction Valuation Multiples Key Valuation Metrics Merger Consideration (CAD$ in Millions) Transaction Consideration $258.0 EBITDA Valuation Metrics Standalone - Excluding Synergies LTM 8/31/17A Adj. EBITDA $23.0 EV / LTM 8/31/17A Adj. EBITDA 11.2x FY2018B Adj. EBITDA $29.3 EV / FY2018B Adj. EBITDA 8.8x Pro Forma - Including Synergies LTM 8/31/17A Synergized Adj. EBITDA 1 $25.1 EV / LTM 8/31/17A Synergized Adj. EBITDA 1 10.3x FY2018B Synergized Adj. EBITDA 1 $31.4 EV / FY2018B Synergized Adj. EBITDA 1 8.2x Source: Agreement, Logan management and Thunder management Note: Fiscal year ending 7/31 1 Synergized EBITDA reflects pro forma run-rate cost synergies of $2.0 million

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 16 Key Financial Terms and Leverage At Close  CCI top line growth of 12% in FY’17 and 16% on TTM Basis  7 year average EBITDA to revenue of 29.4%, 5% higher than Thermon’s performance  JPM Chase is providing fully committed financing with a term loan B for $250M plus a $60M revolver  Thermon’s annual debt service to decrease by 20% from $23M to $16M Key Financing Metrics Strong cash flows from the combined businesses will create the financial capability to comfortably operate the business and associated debt levels while concurrently de-levering our business As of 6/30/2017 Thermon PF Combined Total debt $76M $250M Net debt ($12M) $210M Net debt/LTM EBITDA NM 3.4x Cash $88M $40M

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 17 How CCI Helps Achieve Our Objectives Customers Leadership Expansion Innovation People Improves Financial Profile Becomes a Thermon platform for #1 market position in industrial process heating Positions Thermon in a consolidator role for an adjacent, fragmented $800m market Adds technology, engineering, manufacturing capabilities, and significant IP Great cultural fit with long-tenured workforce Outstanding brands and long-standing, blue-chip customer relationships $2m run-rate synergies and accretive to margins, FCF, and EPS Accelerates Growth Opportunity to sell CCI products into new end markets through Thermon’s global footprint + Our Values & Goals How CCI Thermal Fits:

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 18 18

R 226 G 35 B 26 R 255 G 255 B 255 R 00 G 00 B 00 R 239 G 66 B 67 R 199 G 33 B 39 R 154 G 29 B 32 R 207 G 205 B 206 R 160 G 158 B 159 R 70 G 70 B 71 R 15 G 72 B 120 R 21 G 93 B 160 R 58 G 135 B 193 19 CCI Thermal Adjusted EBITDA Reconciliation Reconciliation of Reported Net Earnings to Adjusted EBITDA ($CAD in Millions) Fiscal year ending July 31, LTM 2014A 2015A 2016A 2017A 8/31/17 Reported Net Earnings (In accordance with GAAP) $31.4 $33.8 $8.4 $15.9 $16.4 (Gain)/loss on sale of property and equipment 0.3 - (0.0) - - Income tax expense 0.2 1.4 0.2 0.0 0.0 Interest expense 0.0 0.0 0.0 0.0 0.0 Interest income (0.0) (0.0) (0.0) (0.0) (0.0) Reported EBIT $31.9 $35.2 $8.6 $15.9 $16.5 Depreciation - Cost of sales 1.1 1.2 1.2 1.2 1.2 Depreciation - Operating 0.2 0.2 0.3 0.3 0.3 Depreciation - Aircraft 0.5 0.6 0.4 0.3 0.3 Amortization of intangible assets 1.6 1.6 1.5 0.8 0.7 Reported EBITDA $35.4 $38.8 $12.1 $18.5 $19.1 Adjustments 1: Travel (aircraft) - actual 0.9 1.0 1.1 0.8 0.8 1: Travel (aircraft) - fair market value (0.0) (0.0) (0.0) (0.0) (0.0) 2: Related party rent - actual 2.7 2.8 2.8 2.8 2.8 3: Discontinued operations - Indiana 0.3 - - - - 4: Donations 0.1 0.1 0.1 0.1 0.1 5: Relocation expenses - 0.0 0.1 - - 6: Edmonton renovation expenses - 0.1 - - - 7: Hovey acquisition expenses - - - 0.1 0.1 8: Other non-recurring expenses - - - 0.1 0.1 9: Oakville expansion cancellation costs - - - 0.1 0.1 Adjusted EBITDA $39.4 $42.8 $16.1 $22.5 $23.0 Source: Financial Statements Note: Adj. EBITDA defined as earnings before interest, taxes, depreciation and amortization, adjusted to exclude non-recurring items and related-party rent expense given Thunder’s acquisition of the Canadian Real Property